UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Definitive Proxy Statement

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STERICYCLE, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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 *** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 22, 2020.

 STERICYCLE, INC.

STERICYCLE, INC.
2355 WAUKEGAN RD
BANNOCKBURN, IL 60015

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 27, 2020
Date:	May 22, 2020	Time:	8:30 a.m. CT
Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/SRCL2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SRCL2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report                                        2. Notice and Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
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1) BY INTERNET:          www.proxyvote.com
2) BY TELEPHONE:        1-800-579-1639
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— How To Vote —
Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/SRCL2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card with a toll-free number for voting.

Voting Items

The Board of Directors recommends you vote FOR all nominees for director, FOR Items 2, 3 and 4, and AGAINST Items 5 and 6.

1.	Election of Directors

1a.	Robert S. Murley

1b.	Cindy J. Miller

1c.	Brian P. Anderson

1d.	Lynn D. Bleil

1e.	Thomas F. Chen

1f.	J. Joel Hackney, Jr.

1g.	Veronica M. Hagen

1h.	Stephen C. Hooley

1i.	James J. Martell

1j.	Kay G. Priestly

1k.	James Welch

1l.	Mike S. Zafirovski
2.	Advisory vote to approve executive compensation

3.	Approval of an amendment to the Stericycle, Inc. Employee Stock Purchase Plan increasing the number of shares available for issuance

4.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020

5.	Stockholder proposal entitled Special Shareholder Meeting Improvement

6.	Stockholder proposal with respect to amendment of our compensation clawback policy

NOTE: This proxy will be voted in the best judgment of the proxies in respect of any other business that properly comes before the Annual Meeting.